UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2026 (May 8, 2026)

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue,	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
3.250% Notes due 2035	CL35	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)     The Company’s Annual Meeting of Stockholders was held on May 8, 2026. The matters voted on and the results of the vote were as follows.

(b)    The Company’s stockholders voted on the matters set forth below.

1.    John P. Bilbrey, Christopher S. Boerner, John T. Cahill, Lisa M. Edwards, C. Martin Harris, Martina Hund-Mejean, Kimberly A. Nelson, Brian O. Newman, Lorrie M. Norrington and Noel Wallace were elected directors of the Company. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Bilbrey	609,562,498	26,889,533	1,201,378	63,952,735
Christopher S. Boerner	630,748,353	5,728,013	1,177,043	63,952,735
John T. Cahill	580,860,042	55,593,274	1,200,093	63,952,735
Lisa M. Edwards	619,731,808	16,863,927	1,057,674	63,952,735
C. Martin Harris	590,342,138	45,972,687	1,338,584	63,952,735
Martina Hund-Mejean	619,941,994	16,738,461	972,954	63,952,735
Kimberly A. Nelson	625,713,274	10,465,248	1,474,887	63,952,735
Brian O. Newman	619,994,950	16,558,323	1,100,136	63,952,735
Lorrie M. Norrington	616,023,271	20,101,409	1,528,729	63,952,735
Noel Wallace	594,674,983	39,258,389	3,720,037	63,952,735

2.    The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
647,385,500	53,015,911	1,204,733	0

3.    A non-binding advisory vote on the Company’s executive compensation was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
591,185,556	43,039,011	3,428,842	63,952,735

4.    A stockholder proposal entitled “Remove DEI from Board Candidate Considerations” was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,002,273	618,251,142	5,399,994	63,952,735

5.    A stockholder proposal entitled “Independent Board Chairman” was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
182,439,869	452,415,385	2,798,155	63,952,735

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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COLGATE-PALMOLIVE COMPANY

Date: May 13, 2026	By:	/s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary

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